BioSpecifics

TECHNOLOGIES CORP.

November 2011

(NASDAQ:BSTC)

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, expected revenue growth, and the assumptions underlying or relating to statements, are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "anticipate," "plan," "estimate," "likely," "may," "will," "could," "continue," "project," "predict," "goal," the negative or plural of these words, and similar expressions. Our forward-looking statements are only predictions based on our current expectations and our projections about future events. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the statements made by us and by our partner Auxilium Pharmaceuticals, Inc. ("Auxilium") regarding progress toward achievement of Auxilium's objectives for the US launch of XIAFLEX® for Dupuytren's contracture, including, among other things, developments in the reimbursement process; the ability of Pfizer, Inc. to achieve its objectives for XIAPEX® in Europe; the ability of Asahi Kasei Pharma Corporation to achieve its objectives for XIAFLEX in Japan; the success of the Phase III trials for XIAFLEX for the treatment of Peyronie's disease; the potential market for XIAFLEX in a given indication; the initiation and outcome of future clinical trials for additional indications including frozen shoulder, cellulite, human lipoma and canine lipoma, all of which will determine the amount of milestone, royalty and sublicense income BioSpecifics may receive; the potential of XIAFLEX to be used in additional indications; the receipt of any applicable milestone payments from Auxilium; and other risk factors identified in our Form 10-K for the year ended December 31, 2010, Form 10-Q for the quarter ended September 30, 2011, and our reports on Form 8-K filed with the SEC. All forward-looking statements included in this presentation are made as of the date hereof, and the Company assumes no obligation to update these forward-looking statements.

BioSpecifics
TECHNOLOGIES CORP

Company Overview

- Leader in collagenase development
  - Positive clinical results in multiple indications
  - XIAFLEX licensed to Auxilium for Dupuytren's contracture, Peyronie's disease, cellulite, frozen shoulder
- Marketed in the US as XIAFLEX* and Europe as XIAPEX** for Dupuytren's contracture in adults with palpable cord in the palm
  - Auxilium sub-licensed to Pfizer for Europe and Asahi Kasei for Japan
  - Significant future royalties, milestones, and additional payments expected
- Clinical trial program for XIAFLEX additional indications
  - Peyronie's disease: Auxilium Phase III pivotal clinical trials top-line data expected 2Q12
  - Frozen shoulder: Auxilium Phase IIa trial to be initiated in 4Q11 with top line results 1H13
  - Canine lipoma: placebo controlled clinical trial to be initiated shortly
  - Human lipoma: Phase II dose escalation clinical trial to be initiated shortly
  - Cellulite: Auxilium Phase Ib trial to be initiated in 1Q12 with top line results in 4Q12
- Profitable on an annual basis going forward
- Strong patent/intellectual property portfolio through 2028

*Registered Trademark: Auxilium Pharmaceuticals
**Registered Trademark: Pfizer

BioSpecifics
TECHNOLOGIES CORP

XIAFLEX: Highly Purified Form of Injectable Collagenase

- Collagen is most abundant protein in humans
- Excess collagen including scar tissue causes many medical conditions
- Collagenase is specific for collagen
- Minimally invasive approach for removal of collagen
- XIAFLEX therapy has numerous potential clinical applications
- BioSpecifics has conducted trials in 12 clinical indications

BioSpecifics TECHNOLOGIES CORP

Strategic Partnerships

XIAFLEX Development and License Agreement with Auxilium

- >$21 M received to date
- Payments due to BioSpecifics from Auxilium
  - Low double digit royalties as % of worldwide net sales by Auxilium, Asahi Kasei or Pfizer, independent of clinical indication, territory and sales volume
  - Additional mark-up on COGS
  - 8.5% of sub-license income from Pfizer
  - Modest milestones for additional indications and regulatory submissions in the United States and major markets in Europe
- Close collaboration on the substantial development program for XIAFLEX
- All pending litigation resolved; BioSpecifics and Auxilium to conduct trials with XIAFLEX in six indications

BioSpecifics TECHNOLOGIES CORP

Auxilium – Pfizer Partnership for XIAPEX in Europe

- Pfizer responsible for marketing XIAPEX for Dupuytren's contracture and Peyronie's disease in 27 member countries of EU and 19 other European and Eurasian countries
- $10.8M received to date from Auxilium for Europe
  - $637,000 to be recognized in Q4 related to the launch in Spain in Q3
- BioSpecifics to receive:
  - 8.5% of $15M in future milestones or $7.5M for each remaining major European market (Italy and France)
  - 8.5% of any future milestone payments to Auxilium from Pfizer
  - All in addition to milestones due under BioSpecifics - Auxilium agreement

BioSpecifics
TECHNOLOGIES CORP

Pfizer Marketing - Update for XIAPEX in Europe

- Promising market as Dupuytren's associated with Northern European ancestry
- Pfizer now sells XIAPEX in 9 European countries: United Kingdom, Germany, Spain, Denmark, Sweden, Finland, Norway Austria and Switzerland
  - Priced $1,000-1,400; favorable vs. surgery
  - Surgery involves long waiting period in Europe
  - Reimbursement is expected to be routine vs. U.S.
  - Pfizer showed strong presence at FESSH in Oslo in May 2011
  - Published data on 1082 patients supporting use of collagenase on patients with previous hand surgery (1)

(1) Bainbridge et al The Journal of Hand Surgery, EUROHAND 2011.

Auxilium – Asahi Kasei Pharma Partnership for XIAFLEX in Japan

- Partnership granting Asahi rights to commercialize XIAFLEX for Dupuytren's contracture and Peyronie's disease in Japan
- $15M upfront to Auxilium
- BioSpecifics to receive % of potential future milestones, low double digit royalties and mark-up on COGS

XIAFLEX for Dupuytren's Contracture

BioSpecifics

Overview of XIAFLEX for Dupuytren's Contracture

- Dupuytren's contracture: formation of collagen cord in palm that contracts and limits range of motion of fingers; significantly affects quality of life and daily activities
- XIAFLEX approved for treatment of adult Dupuytren's contracture patients with palpable cord; no restrictions re joints nor limitations on contracture severity
- Product efficacy and safety consistent with clinical data
- First and only FDA- and EMA-approved nonsurgical treatment
- Launched in March 2010 in US and April 2011 in Europe (UK)



Deep Flexor Tendon
Palmar fascia
Dupuytren's nodule
Superficial flexor tendon

Source: Auxilium Pharmaceuticals

Successful Post-Approval XIAFLEX Studies

- 17 months of post-approval data showed consistent safety profile with clinical trials after ~11,000 injections
- Positive top-line results from Phase IIIb multi-cord study testing safety, tolerability, and multiple-dose pharmacokinetics, consistent with trial data following injection in single cord
- Positive data from a retrospective commercial patient chart review presented at ASSH Meeting
- Additional three year recurrence data from CORDLESS study presented at ASSH Meeting
  - 71% of patients who had MP contractures corrected did not recur
  - For those MP patients with recurrence, time to return to baseline contracture was ~ 3 years

BioSpecifics TECHNOLOGIES CORP

Auxilium Commercialization Effort

- J-code J0775 effective Jan. 1, 2011
- CPT codes obtained, will be effective January 1, 2012; XIAFLEX growth should be helped modestly by new codes
- Targeting ~6,000 physicians; hand, plastic, orthopedic and general surgeons and rheumatologists
- ~ 100 field based personnel
- Ongoing 60 patient multi-cord trial in the U.S. and Australia to assess the efficacy and safety of multiple concurrent injections; top-line results expected in 2H12
- Enrollment in re-treatment trial to begin in 2H11
- Auxilium anticipates $45-50M in 2011 US net revenues
- Several new strategies and commercial initiatives in place to grow sales

Source: Auxilium Pharmaceuticals

BioSpecifics

XIAFLEX Development Pipeline


Indications
Phase I
Phase II
Phase III
Marketing & Sales
Dupuytren's Contracture
Peyronie's Disease
Frozen Shoulder
Canine Lipoma
Human Lipoma
Cellulite

BioSpecifics

XIAFLEX Development to Treat Peyronie's Disease

- Excess of inelastic collagen causes penis curvature/deviation; distorts erection and results in pain, penile shortening, indentations and/or erectile dysfunction
  - Surgery only current proven treatment option but has multiple disadvantages
- Phase III top-line data expected in 2Q12
  - Enrollment and 18-week active dosing phase complete



Erect penis with Peyronie's


Glans
Inelastic collagen plaque causes curvature
Spongy erectile tissue

BioSpecifics

Current Surgical Procedures for Treatment of Peyronie's Disease



Tunica Plication
Shortening of the longer side of the penis to correct deviation



Tunical Lengthening
Incision or partial excision and use of graft material.



Penile Prosthesis Implantation
For patients with PD, vascular insufficiency, inflatable or malleable

Source: Serefoglu & Hellstrom Curr Urol Rep August 5, 2011

BioSpecifics

Market Potential for Peyronie's Disease in US and Europe

- Prevalence rate increases with age; average age of disease onset is 53 years
- Potential for market expansion based on larger number of vials used per patient
- Common association with other diseases such as Dupuytren's contracture, Frozen shoulder, plantar fibromatosis and knuckle pads


>210,000 Potential Annual Candidates for XIAFLEX
Medical or Intralesional Therapy/Surgery Recommended
315,000
Patients Seeking Treatment
475,000
Prevalence: 5% of Adult Male Population

Source: Auxilium Pharmaceuticals

Peyronie's Disease - Phase III Design

- Randomized, double-blind, placebo-controlled
- Co-primary endpoints of disease bother and penile curvature
- 2:1 XIAFLEX to placebo
- 800 patients (400/trial) at approximately 70 sites in US and Australia
- Open label study with 300 patients at approximately 39 US, EU and NZ sites
- PK study with 20 patients in US, 4 week follow up
- Four treatment cycles (2 vials/cycle x 4 cycles = 8 vials)
- 52 week follow up for patients in double blind study
- 36 week follow up for patients in open study
- Enrollment is complete

Source: Auxilium Pharmaceuticals

Cellulite Overview

- Results from collagen fibrous septae held in an irregular pattern; causes skin dimpling
- Affects 85-98% of women
- No FDA approved medical therapies
- Positive Phase I results showed 76% reduction in the physician reported appearance of cellulite and a patient satisfaction score of 1.75 at 6 months
  - Scale for the patient satisfaction scoring ranged from 1 being completely satisfied to 4 being not satisfied


Before Collagenase
One month after Collagenase
Six months after Collagenase

Source: A. Dagum and M. Badalamente, *Plastic and Reconstructive Surgery* (Sept 15, 2006) and Auxilium.

BioSpecifics

Treatment for Cellulite - Phase Ib Dose Escalation Study

- Assess the safety and efficacy of XIAFLEX in the treatment of cellulite
  - Multiple doses in various volumes and concentrations
  - 10 injection sites over an 8 x 10cm surface area
  - Seven cohorts followed for 90 days
- Physician and patient reported improvement of cellulite endpoints
- Expected to begin Phase Ib in 1Q12
  - Top-line results expected in 4Q12

Source: Auxilium Pharmaceuticals

BioSpecifics

Frozen Shoulder Overview

- Inflammation and thickening of shoulder capsule due to collagen accumulation
- No FDA-approved pharmaceutical treatment
- 20-50M people worldwide affected
- 700,000 patients visit doctors annually in US
- BioSpecifics Phase II trial demonstrated statistical significance ($p=0.02$) in active elevation from baseline at highest dose



BioSpecifics

Treatment for Frozen Shoulder - Phase IIa Dose Escalation Study

- To assess the safety and efficacy of XIAFLEX in the treatment of frozen shoulder
  - Two doses (0.29 and 0.58 mg) given under ultrasound guidance
  - Approximately 50 subjects across 5 cohorts
  - Up to three injections 21 days apart
  - Subjects followed for 90 days
- Endpoint will be range of motion parameters for the affected shoulder at 90 days
- Plan to start Phase IIa trial in 4Q11
  - Top line results expected in 1H13

Source: Auxilium Pharmaceuticals

BioSpecifics TECHNOLOGIES CORP

BioSpecifics Development Programs

Canine Lipoma Overview

- Canine lipomas are common and can be serious health problem in dogs; often restrict motion in older dogs
- The only treatment option is surgery but requires general anesthesia
- BioSpecifics veterinarian market survey
  - Each performed average 25 surgeries/lipoma excision annually
  - Estimate that they would use injectable collagenase product on 22 dogs per year
- 1.7M dogs affected in US
  - 1M potential injectable collagenase treatments for canine lipoma annually
  - Approximate current cost of treatment annually believed to be $635M

BioSpecifics

Chien-802 Canine Lipoma Study

- Open label trial with single injection into benign subcutaneous lipomas
  - No repeat treatments
- 3 dogs evaluable by CT Scan at 90 days post treatment
- Treated lipomas were 0%, 0%, and 7% of size at baseline vs. un-treated control lipomas which increased by 29%, 13%, 28% from baseline
- Single injection resulted in average decrease of 97% size of lipoma and untreated had increase of 23% in lipoma size

BioSpecifics
TECHNOLOGIES CORP

Treatment for Canine Lipoma - Chien-804 Trial

- Placebo controlled randomized clinical trial to evaluate efficacy of XIAFLEX for treatment of benign subcutaneous lipoma
- 32 dogs randomized 1:1 XIAFLEX to placebo
- Single injection of either XIAFLEX or placebo
- Initiation expected shortly on FDA approval of clinical trial protocols

Human Lipoma Overview

- Encapsulated fat deposits occurring as bulges under the skin
- Primary diagnosis in 575,000 US patients annually; no improvement without surgical intervention
- Phase 1 trial showed 90% success rate in decreasing lipoma size by 50-90% after single treatment
  - Average reduction of lipoma size of 93% post treatment at 6 months

BioSpecifics TECHNOLOGIES CORP

Treatment for Human Lipoma – Phase II Dose Escalation Trial

- 14 patients
- Single center
- 4 dosage groups
- Trial initiation expected shortly after FDA and IRB approvals

BioSpecifics TECHNOLOGIES CORP

Future Potential for XIAFLEX in Additional Indications

- To date, injectable collagenase has been tested in 12 indications and over 2500 patients
- Auxilium and BioSpecifics have created a new collaborative development process for identifying promising indications

BioSpecifics TECHNOLOGIES CORP

Intellectual Property Portfolio

- XIAFLEX for Dupuytren's contracture and Peyronie's disease has Orphan Drug designation status in US granting 7 year exclusivity after approval
  - Under healthcare reform legislation for biologics, XIAFLEX should be entitled to 12 years of US market exclusivity, or until 2022, unless such legislation is amended
- Auxilium expects 10 year marketing exclusivity post-approval in Europe as first in class through 2021
- Manufacturing patent issued October 2010
  - Co-owned with Auxilium
- Royalties through 2028 based on pending and issued patents
- BioSpecifics owns or controls patents and patent applications for injectable collagenase to treat:
  - Dupuytren's contracture
  - Peyronie's disease
  - Frozen shoulder
  - Removal of adipose tissue
  - Others

BioSpecifics TECHNOLOGIES CORP

Financial Highlights ($)

	For the nine months ended 09/30/11* (unaudited)	For the year ended 12/31/10 (audited)
Cash and equivalents, short term investments	$ 8,795,763	$ 7,831,822
Income Statement		
Revenues	$ 8,787,134	$ 5,661,348
Other income	55,540	525,843
Costs and expenses	(4,879,702)	(7,695,731)
Deferred tax assets	2,567,328	-
Net income (loss)	$ 6,530,300	$ (1,508,540)
Net income (loss) basic per share	$ 1.03	$ (0.24)
Net income (loss) diluted per share	$ 0.92	$ (0.24)
Shares used in computation of basic net income (loss)	6,337,237	6,261,214
Shares used in computation of diluted net income (loss)	7,133,341	6,261,214

*On a Non-GAAP basis for the nine month period ended September 30, 2011, net income was $3,962,972 with an EPS of $0.63 basic and $0.56 diluted excluding the deferred tax assets.

BioSpecifics TECHNOLOGIES CORP

Anticipated Upcoming Milestones

- Dupuytren's contracture:
  - ✔ Report 3 year recurrence data in June 2011
  - Pfizer to launch of XIAPEX in additional major European markets:
    - ✔ Spain,
    - France and Italy
  - Announce top-line results from 60 patient multi-cord trial in the U.S. and Australia to assess the efficacy and safety of multiple concurrent injections in 2H12
  - ✔ Announce CPT codes effective January 1, 2012.
  - ✔ Begin enrollment in retreatment trial in 2H11
- Peyronie's disease: report top-line data for Phase III double-blind placebo-controlled program in 2Q12
- Frozen shoulder: initiation of Phase IIa trial in 4Q11; report top-line results in 1H13
- Cellulite: initiation of Phase Ib trial in 1Q12; report top-line results in 4Q12
- BioSpecifics initiation of dose escalation human lipoma trial shortly
- BioSpecifics initiation of placebo controlled canine trial shortly

Source: Auxilium Pharmaceuticals

BioSpecifics TECHNOLOGIES CORP

BioSpecifics

TECHNOLOGIES CORP.

(NASDAQ:BSTC)